Exhibit 99.2

CONFIDENTIAL | Chicago Atlantic Advisers, LLC REAL ESTATE FINANCE EARNINGS SUPPLEMENTAL For the three months ended March 31, 2026

Forward Looking Statements This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of Chicago Atlantic Real Estate Finance, Inc . (“Chicago Atlantic”, “REFI”, the “Company”, and “we”, “us”, and “our”) that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of March 31 , 2026 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine, the hostilities in the Middle East and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a real estate investment trust (“REIT”) for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . The information contained in this presentation should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our annual report on Form 10 - K for the year ended December 31 , 2025 , and other documents we file from time to time with the SEC . You are advised to consult any additional disclosures that we may make through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K . Chicago Atlantic Real Estate Finance, Inc 2 Important Disclosure Information

Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short period . Important Notices This presentation is by Chicago Atlantic Real Estate Finance, Inc . , (“REFI” or the “Company”) a publicly traded company that has elected to be taxed as a REIT for federal income tax purposes . This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument . REFI is not a registered investment company and is managed by Chicago Atlantic REIT Manager, LLC (our “Manager”) . This presentation is not a communication by our Manager and is not designed to maintain any existing client or investor or solicit new clients or investors of the Manager . We routinely post important information for investors on our website, refi . reit . We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis . REFI encourages investors, analysts, the media and others interested in REFI to monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website . Past performance is no guarantee of future results . There is no guarantee that any investment strategy referenced herein will work under all market conditions . You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein . The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for REFI or any of its affiliates . Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures, including Distributable Earnings, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations . We believe the non - GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP . We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non - cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non - cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss) ; provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one - time events pursuant to changes in GAAP and certain non - cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors . We believe providing Distributable Earnings on a supplemental basis to our net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business . As a REIT, we are required to distribute at least 90 % of our annual REIT taxable income and to pay tax at regular corporate rates to the extent that we annually distribute less than 100 % of such taxable income . Given these requirements and our belief that dividends are generally one of the principal reasons that stockholders invest in our common stock, we generally intend to attempt to pay dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our Board . Distributable Earnings is one of many factors considered by our Board in authorizing dividends and, while not a direct measure of net taxable income, over time, the measure can be considered a useful indicator of our dividends . Chicago Atlantic Real Estate Finance, Inc 3 Important Disclosure Information

Chicago Atlantic Real Estate Finance: Company Overview Chicago Atlantic Real Estate Finance, Inc 4 » Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. » Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. » Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. » Access to Chicago Atlantic’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team » Experienced and robust origination team responsible for sourcing and closing over $3.8 billion in credit facilities since its inception, of which $3.0 billion has been made to cannabis operators. (1) As of March 31, 2026, represents transactions closed by our Sponsor (“Chicago Atlantic Group, LP”) and its affiliates. (2) As of March 31, 2026, includes potential syndications and refinancings, and represents cannabis originations across the Sponsor’s platform. (3) As of March 31, 2026. ~$482M near - term pipeline under evaluation (2) $3.8B+ in loans closed since platform inception (1) 120+ cannabis loans closed across platform (1) $413.6M outstanding loan principal (3) 15.8% gross portfolio yield (3) 1.2x real estate collateral coverage in current portfolio (3)

P e t e r S a c k (1) C o - C E O Tony Cappell (1) Co - CEO John Mazarakis (1) Executive Chairman ▪ ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ MBA from Chicago Booth and BA from University of Wisconsin ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc 5

Elizabeth Stavola Michael Steiner Brandon Konigsberg Jason Papastavrou ▪ Founder & President of MPX Bioceutical Corp (MPX) which went public in 2017 ▪ Founder & Creator of the brands CBD for Life, Melting Point Extracts (MPX), Health for Life AZ, GreenMart of Maryland & Nevada ▪ Former CSO & Board Member of iAnthus Capital Management ▪ Former Top Institutional Equities Salesperson at Jefferies & Co. ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in the energy, transportation and environmental services business. ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware ▪ Audit Committee Chairman ▪ EVP and Group Treasurer at Scotiabank ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Former member of board of directors of GXO Logistics (NYSE:GXO); XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Chicago Atlantic Real Estate Finance, Inc 6

Target Loan Profile Presented for illustrative purposes only, actual loan characteristics may differ. Chicago Atlantic Real Estate Finance, Inc 7 Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $60 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS

P RI NCI P AL O UT S T ANDI NG (1) Portfolio Diversification Our portfolio is diversified by size and interest rate type 46.3% 24.3% 29.4% Top 5 Loans Next 5 Loans Remaining Loans Average Loan Size = 3.4% 35.2% 14.3% 3.9% 46.6% 0.0% Fixed - rate SOFR Floor < 3.68% Prime Floor < 6.75% SOFR Floor >= 3.68% Prime Floor >= 6.75% BY LOAN BY RATE TYPE LOANS BY INTEREST SPREAD $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 11.3% WA <3% Fixed Rate Prime Rate Loans 3 - 5% 5 - 7% SOFR Rate Loans 7 - 9% >9% Fixed Loans Chicago Atlantic Real Estate Finance, Inc Note: (1) As of March 31, 2026 8 $413.6M Top 10 Loans = 70.6% of principal outstanding

P RI NCI P AL O UT S T ANDI NG (1) Portfolio Diversification (Continued) Current Prime Rate and SOFR Rate of 6.75% and 3.68%, respectively. SOFR FLOATING LOANS BY RATE FLOOR Weighted Average Interest Rate SOFR Floor (3.91%) $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 3.66% 3.72% Principal Balance 4.00% $100,000,000 $90,000,000 $80,000,000 $70,000,000 $60,000,000 $50,000,000 $40,000,000 $30,000,000 $20,000,000 $10,000,000 $0 7.00% 8.50% 7.50% 8.00% Principal Balance Chicago Atlantic Real Estate Finance, Inc Note: (1) As of March 31, 2026 9 PRIME FLOATING LOANS BY RATE FLOOR Weighted Average Interest Rate PRIME Floor (7.48%)

Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI NCI P AL O UT S T ANDI NG (1) 8% 7% 16% 16% 21% 8% 5% 7% 5% 4% 4% Michigan California Florida Ohio Illinois Missouri Arizona New York Pennsylvania Canada Other Note: (1) As of March 31, 2026, reflects the of total loans held for investment. (2) SSO = single state operator, MSO = multi - state operator. (3) “Other” location category includes approximately $16.8 million of loans (4%) domiciled primarily in West Virginia (2.0%) New Jersey (0.5%), Texas (0.4%) and Maryland (0.5%). $413.6M BY LOCATION 3 29.1% 22.0% 48.9% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with Industrial collateral $413.6M BY REAL ESTATE COLLATERAL TYPE PERCENTAGE OF REAL ESTATE COLLATERAL VALUE BY STATE AND OPERATOR TYPE 2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AZ NY PA CA WV NJ SSO IL FL MI Other OH MO MSO Chicago Atlantic Real Estate Finance, Inc 10

Chicago Atlantic Real Estate Finance, Inc 11 (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $413.6 million as of March 31, 2026 and $411.1 million as of December 31, 2025. LOAN TO ENTERPRISE VALUE RATIO (1)(2) REAL ESTATE COVERAGE RATIO (2) Loan Collateral Coverage 43.7% loan to enterprise value and 1.2x real estate collateral coverage $ - $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 <20% 21 - 40% 41 - 60% 61 - 80% Portfolio Weighted Average (43.7%) >80% Q4 2025 Q1 2026 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% <.50x 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.2x) >2.0x Q4 2025 Q1 2026

Chicago Atlantic Real Estate Finance, Inc 12 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. 2 Benchmarked against IPO price of $16. Distributable Earnings and Dividends 1 $ - $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Basic Distributable EPS Regular Dividend Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Special Dividend Dividend yield to cost of 11.8% 2 and $8.94 common share dividend since inception

Chicago Atlantic Real Estate Finance, Inc 13 The Cannabis Landscape in the U.S. How the landscape changed over past 7 years 2019 2026 1 – MJBiz https://mjbizdaily.com/map - of - us - marijuana - legalization - by - state/ 2 – MJBiz Factbook Q1 2026 x Legal in 42 states and the District of Columbia 2 x Medical use only: 18 states x Recreational/Medical use: 24 states & District of Columbia x Legal in 36 states and the District of Columbia 1 x Medical use only: 26 states x Recreational/Medical use: 10 states & District of Columbia Legalized recreational and medical use Legalized medical use only No regulated use

Federal Cannabis Policy Updates: Shift in Regulatory Reform

✓ DOJ RECLASSIFIES MEDICAL-USE CANNABIS	✓ CONGRESS BANS UNREGULATED CANNABIS: TACIT ENDORSEMENT OF CURRENT STATE PROGRAMS	ACCRETIVE POTENTIAL FOR CURRENT PORTFOLIO & INCREASES LENDING OPPORTUNITIES

DOJ Reclassifies Medical-Use Cannabis

What Changed[1]

- April 2026: DOJ reclassified medical-use and FDA-approved cannabis products from Schedule I to Schedule III
- New hearing process beginning June 29th (to conclude no later than July 15th) will consider broadening rescheduling to include adult-use

Why It Matters

- Eliminates the 280E tax burden for state-licensed medical operators[2]
- Encourages institutional capital re-engagement due to the decline in regulatory risk
- Potential for increased M&A activity

+ Congress Bans Unregulated Cannabis: Tacit Endorsement of Current State Programs

What Changed[3]

- Nov 2025: Federal legislation tightened the hemp definition
- Effectively banning intoxicating hemp-derived THC
- One-year wind-down period

Why It Matters

- Closes the 2018 Farm Bill loophole
- Disrupts the unregulated retail THC markets and reduces pricing pressure
- Consolidates consumer demand back toward state-licensed cannabis

→ Accretive Potential for Current Portfolio & Increases Lending Opportunities

- ✓ Improves revenue visibility and margin durability for licensed operators
- ✓ Strengthens operator cash flow and balance sheets
- ✓ Supports higher valuation multiples
- ✓ Improves and strengthens credit profiles and quality across the regulated market
- ✓ Not expected to encourage new lending competition; enables private lenders to maintain premium pricing and strong collateral protections

Chicago Atlantic makes no guarantee of future outcomes. Please refer to Projections and Forward-Looking Statements and disclosure at the end of this presentation.

1. https://www.dentons.com/en/insights/alerts/2026/april/23/doj-reschedules
2. https://www.foxrothschild.com/publications/doj-officially-reschedules-certain-cannabis
3. https://www.cnbc.com/2025/11/13/congress-thc-hemp-ban.html

Chicago Atlantic Real Estate Finance, Inc 14

Potential Benefits of Regulatory Reform

INCREASED MARKET OPPORTUNITIES	Renewed federal momentum around cannabis reform following the April medical rescheduling announcement have revived the possibility of adult use rescheduling and broader regulatory clarity. Potential movement on adult use rescheduling could materially improve operator cash flow, expand access to capital, and reopen strategic financing opportunities across the industry.[1]
ENHANCED SALES THROUGH CREDIT CARD PROCESSING	Allowing dispensaries to process credit card transactions may lead to a significant boost in sales.
IMPROVED EQUITY VALUATIONS	As investor confidence grows, equity valuations are likely to tick higher, providing additional incentives for investment and increased credit protection.
INCREASED ATTRACTIVENESS FOR ACQUISITION	Further legalization could create more favorable conditions and increase portfolio attractiveness for potential acquirers (such as private equity or private credit funds), while make-whole provisions and pre-payment penalties provide additional appeal.
FAVORABLE COMPETITIVE LANDSCAPE	Significant barriers to entry, such as stringent financial requirements and industry-specific knowledge, is likely to keep the market relatively stable and prevent an inundation of competitors over the next several years.

1 – https://www.forbes.com/sites/sarahsinclair/2025/12/18/trump-signs-executive-order-to-reschedule-cannabis-heres-what-it-means/

Chicago Atlantic Real Estate Finance, Inc 15

Chicago Atlantic Real Estate Finance, Inc 16 The Cannabis Landscape in the U.S. Where We See Opportunities WE FOLLOW POTENTIAL ALPHA INTO INDUSTRIES WITH LOW COMPETITION LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black market presence.

COMPETITORS: GROUPS COMPETITIVE ADVANTAGES Competitive Investment Landscape Mortgage REITs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks Chicago Atlantic Real Estate Finance, Inc 17 Greater diversification Shorter loan durations Deal leads Lower LTVs Close relationships with management teams Ability to upsize REIT shares 50% of the origination fee We negotiate the deal Our borrower’s only source of debt Underwrite enterprise value in the borrowers

MANAGEMENT AND ONSITE MEETINGS Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials ▪ Diversification / concentration vs. existing loan portfolio ▪ Current Capitalization COLLATERAL ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 18

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at monthly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics to compensate for an increased risk profile ▪ Valuations according to valuation policy generally at amortized cost for performing loans . CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention RETURN ENHANCEMENT CONSERVATIVE STRUCTURE STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan ▪ Additional yield generation ▪ Conservative leverage and through warrants, other equity kickers, PIK interest, success and prepayment fees PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 19

Appendix Financial Overview For the three months ended March 31, 2026

Consolidated Balance Sheets December 31, 2025 March 31, 2026 (unaudited) Assets $ 332,772,244 $ 332,462,151 Loans held for investment 76,183,323 76,775,335 Loans held for investment - related party (Note 7) 408,955,567 409,237,486 Loans held for investment, at carrying value (5,062,785) (8,680,583) Current expected credit loss reserve 403,892,782 400,556,903 Loans held for investment at carrying value, net 14,948,884 27,855,945 Cash and cash equivalents 4,009,800 4,907,288 Interest receivable 874,245 2,562,700 Other receivables and assets, net 1,189,937 65,776 Related party receivables $ 424,915,648 $ 435,948,612 Total Assets Liabilities $ 49,100,000 $ 67,050,000 Revolving loan 49,334,459 49,393,248 Notes payable, net 11,157,220 11,347,028 Dividend payable 2,214,920 1,453,942 Related party payables 3,098,576 1,719,495 Management and incentive fees payable 1,348,334 310,106 Interest payable 834,977 1,242,135 Accounts payable and other liabilities 12,686 10,000 Interest reserve 117,101,172 132,525,954 Total Liabilities Commitments and contingencies (Note 8) Stockholders' equity 210,803 210,803 Common stock, par value $0.01 per share, 100,000,000 shares authorized and 21,080,272 and 21,080,272 shares issued and outstanding, respectively 323,125,854 323,991,208 Additional paid - in - capital (15,522,181) (20,779,353) Accumulated deficit 307,814,476 303,422,658 Total stockholders' equity $ 424,915,648 $ 435,948,612 Total liabilities and stockholders' equity Chicago Atlantic Real Estate Finance, Inc 21

Portfolio Overview March 31, 2026

Loan Number	Location(s)	Maturity Date	Principal Balance	Unfunded Commitment [2]	Percentage of Portfolio	Rate Type[3]	Cash Rate	PIK Rate	YTM IRR
2(a)	Michigan	12/31/2026	$ 27,110,506	-	6.6%	Floating (P)	11.50%	0.00%	16.8%
2(b)	Michigan	12/31/2026	2,306,200	-	0.6%	Fixed	0.00%	10.00%	9.7%
4 (1)	Arizona	6/17/2026	6,626,809	-	1.6%	Fixed	11.91%	0.00%	17.0%
6 (1)	Michigan	1/30/2026	3,157,129	-	0.8%	Floating (P)	15.00%	0.00%	17.2%
7	Illinois, Arizona	6/30/2028	36,130,667	-	8.7%	Floating (P)	12.75%	0.00%	15.0%
8	West Virginia	6/30/2026	8,491,943	-	2.1%	Fixed	10.00%	0.00%	15.0%
9	Pennsylvania	3/31/2028	29,126,987	-	7.0%	Fixed	9.00%	0.00%	9.7%
12	Various	10/31/2027	15,327,206	-	3.7%	Floating (P)	14.50%	2.00%	19.8%
18	Ohio	12/31/2026	47,756,385	-	11.5%	Floating (P)	8.75%	5.00%	17.9%
19	Florida	12/31/2027	21, 198,768	-	5.1%	Fixed	11.00%	5.00%	17.5%
21	Illinois	7/29/2026	6,427,098	-	1.6%	Floating (P)	14.00%	2.00%	23.3%
23	Arizona	3/31/2027	1,320,000	-	0.3%	Floating (P)	15.50%	0.00%	18.7%
25	New York	6/29/2036	22,068,401	-	5.4%	Fixed	15.00%	0.00%	16.6%
30	Missouri, Arizona	12/31/2026	9,494,831	-	2.3%	Floating (P)	16.25%	0.00%	18.6%
31	California, Illinois	9/30/2028	7,439,091	-	1.8%	Floating (P)	16.25%	0.00%	18.7%
34 (1)	Arizona	5/29/2026	10,000,000	-	2.4%	Fixed	11.91%	0.00%	12.8%
35	California	9/30/2028	24,768,977	-	6.0%	Fixed	12.00%	3.00%	16.6%
36	Illinois	1/1/2027	27,150,398	2,355,293	6.6%	Floating (P)	13.75%	0.00%	15.0%
37	Various	11/24/2028	17,006,837	-	4.1%	Fixed	12.00%	1.00%	15.2%
38	Various	6/12/2026	2,905,000	2,095,000	0.7%	Fixed	10.00%	0.00%	15.3%
40	Various	7/28/2028	700,000	-	0.2%	Floating (SOFR)	14.25%	0.00%	20.4%
41	Ohio	3/13/2027	271,429	-	0.1%	Fixed	14.50%	0.00%	16.1%
42	Various	2/28/2029	53,333,333	-	12.9%	Floating (SOFR)	10.88%	0.00%	13.2%
43	Missouri	8/20/2028	11,398,314	-	2.8%	Floating (P)	13.25%	0.00%	15.4%
44	Various	12/31/2028	4,940,000	-	1.2%	Floating (SOFR)	13.91%	0.00%	16.0%
45	Various	1/8/2026	16,211,500	-	3.9%	Floating (SOFR)	9.91%	0.00%	18.7%
46	Missouri	8/20/2028	1,678,322	-	0.4%	Fixed	0.00%	13.00%	12.7%
		Subtotal	**$ 413,589,833**	**$ 4,450,293**	**100.0%**	**64.8% / 35.2%**	**13.0%**	**1.3%**	**15.8%**

[1] Loan is on non-accrual status as of March 31, 2026
[2] Excludes commitments that are conditional and subject to lender sole and absolute discretion.
[3] "Floating" represents variable rate loans that pay interest at the designated benchmark rate plus an applicable spread. "P" = prime rate, "SOFR" = Secured Overnight Financing Rate

Chicago Atlantic Real Estate Finance, Inc 22

Consolidated Statements of Operation (unaudited) Revenues Interest income $ 15,164,688 $ 15,107,315 (2,065,382) (2,040,602) Interest expense 13,041,933 13,124,086 Net interest income Expenses 1,735,533 1,719,495 Management and incentive fees, net 1,196,106 1,151,474 General and administrative expense 492,946 503,548 Professional fees 649,312 865,354 Stock based compensation (1,073,276) 3,837,851 Provision (benefit) for current expected credit losses 3,000,621 8,077,722 Total expenses - (206,000) Change in unrealized loss on investment 10,041,312 4,840,364 Net income before income taxes - - Income tax expense $ 10,041,312 $ 4,840,364 Net income Earnings per common share: $ 0.48 $ 0.23 Basic earnings per common share $ 0.47 $ 0.23 Diluted earnings per common share Distributable Earnings per common share: $ 0.47 $ 0.47 Basic distributable earnings per common share $ 0.46 $ 0.46 Diluted distributable earnings per common share Weighted average number of common shares outstanding: 20,858,466 21,080,272 Basic weighted average shares of common stock outstanding 21,264,891 21,484,118 Diluted weighted average shares of common stock outstanding For the three months ended March 31, 2026 2025 Chicago Atlantic Real Estate Finance, Inc 23

Reconciliation of Distributable Earnings to GAAP Net Income (unaudited) Chicago Atlantic Real Estate Finance, Inc 24 Net Income $ 4,840,364 $ 10,041,312 Adjustments to net income 649,312 865,354 Stock based compensation 110,309 83,451 Amortization of debt issuance costs (1,073,276) 3,837,851 Provision (benefit) for current expected credit losses - 206,000 Change in unrealized loss on investment $ 9,727,657 $ 9,833,020 Distributable Earnings 20,858,466 21,080,272 Basic weighted average shares of common stock outstanding (in shares) $ 0.47 $ 0.47 Basic Distributable Earnings per Weighted Average Share 21,264,891 21,484,118 Diluted weighted average shares of common stock outstanding (in shares) $ 0.46 $ 0.46 Diluted Distributable Earnings per Weighted Average Share Three months ended March 31, 2026 March 31, 2025

About CHICAGOATLANTIC

INCEPTION	The Sponsor is a credit-focused investment firm REFI completed its IPO in December 2021
SIZE	✓ Sponsor capital under management: $2.3B[(1)] ✓ One of the largest institutional lenders in the cannabis space
TEAM	100+ professionals, including over 35 investment professionals[(2)]
INVESTMENT PRINCIPLES	Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers
PERFORMANCE	✓ Annualized dividend yield of approximately 10-14%, distributed quarterly
EXTERNAL MANAGER AND AGREEMENT	✓ Chicago Atlantic REIT Manager, LLC, a subsidiary of Sponsor ✓ Management fee of 1.5% of Equity, with 50% pro-rata origination fee offset ✓ Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch-up
LOCATIONS	Chicago, Miami, London, and New York

(1) Capital under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co-investors and managed by the firm. As of December 31, 2025.
(2) As of March 31, 2026.

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